MERRILL LYNCH
SENIOR FLOATING
RATE FUND, INC.




FUND LOGO




Annual Report

August 31, 2000




Merrill Lynch Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Senior Floating
Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


Merrill Lynch Senior Floating Rate Fund, Inc.


DEAR SHAREHOLDER

The Fund's effective net yield for the fiscal year ended August 31, 2000 was 8.33%, compared to a yield of 6.66% for the same period a year earlier. The Fund's net asset value declined from $9.73 per share to $9.45 per share during the fiscal year. During the same period, the Fund earned $0.789 per share income dividends, representing a net annualized yield of 8.33%, based on a year-end per share net asset value of $9.45. For the 12-month period ended August 31, 2000, the Fund's total investment return was +5.44%, based on the $0.28 per share decrease in net asset value and assuming reinvestment of $0.781 per share income dividends. Since inception (November 3, 1989) through August 31, 2000, the Fund's total investment return was +101.20%, based on a change in per share net asset value from $10.00 to $9.45, and assuming reinvestment of $7.510 per share income dividends.


Investment Approach
Merrill Lynch Senior Floating Rate Fund, Inc. consists largely of participations in leveraged bank loans. The high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are typically senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed rate income bonds. In the last two years, both markets have been adversely affected by the increased premium accorded to credit risk.


Market Review
Principal (or price) returns were negative in both the high-yield and leveraged loan markets over the six months ended August 31, 2000. The high-yield market, as measured by the Donaldson, Lufkin, Jenrette (DLJ) High Yield Bond Index, experienced principal depreciation of 454 basis points (4.54%). The loan market experienced almost half that decline, reporting a principal loss of 261 basis points, as measured by the DLJ Leveraged Loan Index. Throughout the period, "flight-to-quality" remained the performance theme in the high-yield market. Issues that were higher rated (securities rated BB), larger ($300 million and greater), and in sectors with stability or positive event risk (such as cable, wireless telecommunications, gaming and energy) outperformed their riskier counterparts. In contrast to the high-yield market, the bank loan market had mixed results. Both the higher-rated issues (securities rated BB) and distressed issues (securities rated CCC/CC and C) performed well, while the B-rated issues underperformed. The loan market favored the same sectors as the high-yield market.

For the last six months, the total return (principal return plus interest income earned) of the high-yield bond market was barely in positive territory as it posted a return of +0.27%, as measured by the unmanaged DLJ High Yield Bond Index. The loan market fared better and provided a total return of +2.27%, as measured by the unmanaged DLJ Leveraged Loan Index. Although a reduction in Treasury yields helped boost the performance of high-yield bonds, widening credit spreads more than offset the reduction in underlying interest rates. During the period, the ten-year Treasury yield fell from 6.41% to 5.73%, or 68 basis points, while high-yield credit spreads widened 143 basis points. This maintained a continuing market theme of the last few years whereby credit risk, as measured by the spread at which issuers' securities trade over US Treasury securities, has been a stronger force on the price of securities than the effect of the underlying changes in interest rates. Bank term loan spreads widened as well, although by only 63 basis points for B-rated issuers.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


During the period, the energy, chemicals, gaming, broadcasting and wireless telecommunications sectors performed well. These industries benefited from one or more of the following characteristics: improving commodity prices, stable cash flows and robust growth prospects. However, certain sectors such as wired telecommunications, retail and metals/mining continued to experience difficulties resulting in credit deterioration and principal losses (realized and unrealized) for some of the Fund's holdings. The wired telecommunications industry underperformed because of investor nervousness about the completion of business plans of some of its operators. Retailers suffered from a lack of pricing power and an escalation of competition from e-commerce. The metals/mining industry continued to suffer through cyclical troughs in a number of commodities.


Investment Activities
At August 31, 2000, Merrill Lynch Senior Floating Rate Fund, Inc. had approximately $2.4 billion out of $2.5 billion, or 96%, of its total investment assets committed for investment in corporate loan interests. Assets not invested in loan interests were invested in high-quality, short-term securities. As of August 31, 2000, more than 99% of the Fund's investments in performing loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, particularly the Federal Funds rate. Since the reset period on the Fund's floating rate investments is between 30 days - 90 days, the yield on the bank loan portion of the Fund is likely to move in the same direction within a short period of time after any Federal Funds rate change.

We continue to maintain significant diversification across the Fund's investments. At August 31, 2000, the Fund was comprised of 172 borrowers across 47 industries. (See the "Portfolio Profile" on page 23 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries as of August 31, 2000.)


Investment Strategy
Throughout the six months ended August 31, 2000, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. An example of a credit purchased in the last six months that demonstrates these criteria is Adelphia Communications Corporation. Adelphia Communications, through its subsidiary Century Cable LLC, issued a $1 billion institutional term loan priced at 3% over LIBOR. Adelphia Communications is one of the top five cable companies with over 1.5 million paid subscribers. Century Cable, the operating company borrower, is capitalized with $4.25 billion of equity from its parent, producing a relatively conservative debt capitalization ratio of 33%. With average industry transactions occurring at approximately $4,000 per subscriber, the intrinsic equity value of our borrower is significant with its debt per subscriber estimated at $1,350. The loan also has several covenants in the credit agreement to protect the integrity of the credit. We believe assets such as Adelphia Communications will lessen the volatility in the Fund and are likely to consistently generate solid income.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


Market Outlook
Compared with the pace of a year ago, the current environment's leveraged loan and high-yield bond issuance has been limited. Investors have been very selective, and transactions that are successfully issued are well structured and attractively priced. This activity reflects the three large themes - liquidity risk, default risk and monetary policy risk - that are affecting the market.

As for the liquidity risk of leveraged finance, retail mutual funds are playing a significantly reduced role in absorbing the supply of leveraged loan and high-yield new issuance, as a result of continued outflows in mutual funds of these asset classes. Over $7 billion in assets have exited these retail mutual funds thus far in 2000. However, some of the weakness in retail inflows was offset by more than $17 billion of structured product issuance, which is targeted at institutional investors. With new ramp-up institutional activity being the marginal buyer in the markets, these vehicles take on much of the new issuance, as well as purchase much of the good-quality credits in secondary trading. Because of the small per-issue appetite of a typical structured product and the diversification requirements that it has, the leveraged finance market has some breadth, but little depth.

At the same time, and as we mentioned in our last report to shareholders, ever since the Russian default crisis in the late summer of 1998, the volatility of the leveraged loan and high-yield markets has continued to increase from historical norms. A contributing influence on the elevated risk premium being levied on the leveraged markets is that investors have tolerance for only a limited number of credit rating downgrades and defaults. When a borrower reports weaker-than-expected results, investors attempt to sell immediately to avoid any potential impairment. If a borrower's ability to repay its debts (as perceived by the marketplace) drops precipitously, or if there is no liquidity during its slide downward, investors are forced to sell at low recovery rates. This heightened sensitivity creates opportunities because decisions sometimes are based not on credit fundamentals but on a more reactionary basis. Nevertheless, these circumstances result in increased trading activity, and hence volatility, as everyone often tries to reach the exit first when investors sense a potential problem.

Related to this factor is the incidence of issuers in payment default. Defaults increased in 1999 and some sectors continue to struggle despite the resilient strength of the domestic economy. For example, the automotive parts, healthcare, movie theater and textile sectors have a number of transactions outstanding in our market that have materially underperformed since origination. The transactions were well capitalized when originally structured, but cash flow dropped or did not grow to a sufficient level to support the existing balance sheets. Affected by these downgrades, investors scrutinize any news with a jaded view, creating trading activity before news has been digested and exacerbating volatility.

As of August 31, 2000, the trailing 12-month high-yield market default rate was 4.8% (dollar-weighted), as measured by Moody's Investor Services, Inc. In recent months, these figures have shown some encouraging signs as the default rate has sequentially decreased from 7.0% to 6.7% for the May - June 2000 period, from 6.7% to 5.7% for the June - July 2000 period, and then again from 5.7% to 4.8% for the July - August 2000 period. If this trend were to continue, much of the default risk fears that hang over the leveraged finance market could ease.

At the same time, monetary policy risk seems lower. The economic outlook is turning increasingly favorable as the Federal Reserve Board seems to have engineered a somewhat less torrid pace for the economy, while "new economy"-driven productivity gains have helped keep inflation at acceptable levels. Investors seem to accept that the economy could grow at a sustainable rate of 4% or more without price pressures. Therefore, most market observers conclude that the string of Federal Reserve Board tightenings has neared its conclusion. With the economy likely having avoided a hard landing and little inflation appearing because of the Federal Reserve Board's actions to date, the prospects for leveraged credits should be good.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


Two factors on the horizon that could alter these views include the price of oil and the US presidential election. Oil prices currently reflect low inventories and some holdback on the part of producers from increasing production to the higher levels that the market may have desired. Investor fears are that any further increase in prices could work their way into core inflation. Separately, the election, and its resulting impact on taxes and spending issues, leaves many investors with some uncertainty regarding future fiscal policy.


In Conclusion
The high-yield bond and loan markets continue to experience above-average volatility as investors remain wary of higher defaults, mutual fund redemptions, the general level of interest rates and a lack of liquidity in the dealer community. We are confident in the Federal Reserve Board's ability to avoid an economic "hard landing," which is a positive for the entire leveraged finance asset class. Furthermore, we believe there will be a moderation in the market default rate as aggressive transactions underwritten in the past few years and sectors such as healthcare negatively affected by specific factors are restructured and exit the system. If general fundamentals improve, and with market yields at near all-time highs, we would expect the leveraged finance markets to strengthen over the next 12 months. Notwithstanding the expectation of better market conditions ahead, we continue to be conservative in our purchasing decisions, focusing on large issuers that are well capitalized in selective industries.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Richard C. Kilbride)
Richard C. Kilbride
Vice President and Co-Portfolio Manager



(Gilles Marchand)
Gilles Marchand
Vice President and Co-Portfolio Manager



September 29, 2000



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


THE BENEFITS AND RISKS OF LEVERAGING


Merrill Lynch Senior Floating Rate Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

As discussed in footnote 6 in the Notes to Financial Statements on page 21, the Fund has not used this leverage capability.


PROXY RESULTS
During the six-month period ended August 31, 2000, Merrill Lynch
Senior Floating Rate Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

                                                                              Shares Voted           Shares Voted
                                                                                  For              Against/Abstain
1. To elect the Fund's Board of Directors:   Terry K. Glenn                   261,551,970                100
                                             Ronald W. Forbes                 261,465,070                100
                                             Cynthia A. Montgomery            261,590,768                100
                                             Charles C. Reilly                261,437,655                100
                                             Kevin A. Ryan                    261,493,857                100
                                             Roscoe S. Suddarth               261,511,325                100
                                             Richard R. West                  261,541,118                100
                                             Arthur Zeikel                    261,442,460                100
                                             Edward D. Zinbarg                261,504,057                100
                                                                              Shares Voted  Shares Voted   Shares Voted
                                                                                  For         Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                          251,325,845     4,165,144    13,702,795
3. To approve a charter amendment permitting the Fund's Board of
   Directors to convert the Fund to a "master/feeder" structure.              234,413,526     12,621,698   22,158,560



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS
                 S&P    Moody's    Face                   Senior Secured
Industries      Rating   Rating   Amount          Floating Rate Loan Interests*                               Value
Aircraft &                                   Evergreen International Aviation, Inc.:
Parts--0.3%       B+     Ba3   $ 1,385,896      Term B, due 5/31/2002                                   $    1,352,981
                  B+     Ba3     3,835,594      Term B, due 5/07/2003                                        3,744,499
                  B+     Ba3       590,993      Term B-1, due 5/19/2003                                        576,957
                  BB-    Ba3     2,918,824   Fairchild Semiconductors Corp., Term, due 4/30/2006             2,753,423
                                                                                                        --------------
                                                                                                             8,427,860

Amusement &       B+     Ba3     1,563,636   KSL Recreation Group, Inc., Revolving Credit,
Recreational                                 due 4/30/2004                                                   1,512,818
Services--1.1%    NR++   NR++    4,887,500   Kerastotes, Term B, due 12/31/2004                              4,472,062
                                             Metro-Goldwyn-Mayer Co.:
                  NR++   NR++    4,000,000      Term A, due 12/31/2005                                       3,918,332
                  NR++   NR++   17,500,000      Term B, due 12/31/2006                                      17,362,188
                                                                                                        --------------
                                                                                                            27,265,400
Apparel--1.4%                                Arena Brands, Inc.:
                  NR++   NR++    2,013,889      Revolving Credit, due 6/01/2002                              1,913,194
                  NR++   NR++    2,544,166      Term A, due 6/01/2002                                        2,416,958
                  NR++   NR++    6,915,168      Term B, due 6/01/2002                                        6,569,410
                  NR++   NR++    1,083,333   CS Brooks Canada, Inc., Term, due 6/25/2006                     1,075,208
                  NR++   NR++    9,500,000   Humphreys Inc., Term B, due 1/15/2003                           8,122,500
                  NR++   NR++    4,912,500   Norcross Safety Products, Term, due 9/30/2005                   4,820,391
                                             Walls Industries:
                  NR++   NR++    1,164,893      Term B, due 2/28/2005                                        1,161,981
                  NR++   NR++    1,643,617      Term C, due 2/28/2006                                        1,639,508
                  BB     Ba2     8,000,000   Warnaco Inc., due 11/16/2000                                    7,630,000
                                                                                                        --------------
                                                                                                            35,349,150

Automotive        B+     Ba3       727,500   Accuride Corp., Term C, due 1/21/2007                             713,405
Equipment--1.5%                              Breed Technologies, Inc.:
                  NR++   NR++    4,947,407      Term A, due 4/27/2004+++                                     1,822,293
                  NR++   NR++    9,524,003      Term B, due 4/27/2006+++                                     3,535,786
                  B+     Ba3    16,184,000   Collins & Aikman Corp., Term B, due 6/30/2005                  15,986,766
                                             Tenneco Automotive Inc.:
                  BB     Ba3     7,500,000      Term B, due 11/02/2007                                       7,448,438
                  BB     Ba2     7,500,000      Term C, due 5/02/2008                                        7,448,438
                                                                                                        --------------
                                                                                                            36,955,126

Broadcasting--    B      B1     19,500,000   Benedek Broadcasting Corporation, Term B, due 11/20/2007       19,439,062
Radio &           NR++   NR++    7,500,000   Corus Entertainment Inc., Tranche II, due 8/31/2007             7,556,250
Television--3.4%                             Cumulus Media Inc.:
                  B+     B1      7,200,000      Term B, due 9/30/2007                                        7,110,000
                  B+     B1      4,800,000      Term C, due 2/28/2008                                        4,740,000
                  NR++   Ba3     7,000,000   Gray Communications Systems, Term B, due 12/31/2005             7,032,816
                  BB-    Ba2    13,250,000   Sinclair Broadcasting Group, Term, due 12/31/2004              12,908,813
                  BB-    B1      2,500,000   Susquehanna Medical Co., Term B, due 6/30/2008                  2,506,250
                  NR++   NR++    4,477,500   VHR Broadcasting, Term B, due 9/30/2007                         4,485,895
                  BB     Ba2    20,000,000   Young Broadcasting Inc., Term B, due 12/31/2006                20,129,160
                                                                                                        --------------
                                                                                                            85,908,246

Building                                     Dal-Tile International Inc.:
Materials--0.9%   NR++   NR++    4,896,060      Term, due 12/31/2003                                         4,793,552
                  NR++   NR++   11,734,365      Term B, due 12/31/2003                                      11,343,224
                  B1     B+      2,842,080   Panolam Industries, Term B, due 12/31/2005                      2,845,633
                  NR++   NR++    3,706,634   Trussway Industries, Term B, due 12/31/2006                     3,576,902
                                                                                                        --------------
                                                                                                            22,559,311


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P    Moody's    Face                   Senior Secured
Industries      Rating   Rating   Amount          Floating Rate Loan Interests*                               Value
Business          BB-    B1    $ 8,471,917   Info USA Inc., Term B, due 6/30/2006                       $    8,048,321
Services--0.6%    B+     B1      6,467,500   Muzak Audio, Term B, due 12/31/2006                             6,413,606
                                                                                                        --------------
                                                                                                            14,461,927

Cable Television  BB     Ba3    10,900,000   CC VIII Operating Company LLC, Term B, due 2/02/2008           10,909,080
Services--9.4%    NR++   NR++   50,000,000   Century Cable LLC, Term, due 6/30/2009                         50,087,500
                                             Charter Communications Holdings:
                  BB+    Ba3     9,000,000      Term, due 9/18/2008                                          8,970,750
                  BB+    Ba3    81,443,750      Term B, due 3/18/2008                                       81,155,276
                  NR++   Ba2    23,826,563   Chelsea Communications, Term B, due 9/30/2004                  23,752,104
                  NR++   Ba3     9,850,000   Falcon Cable Media, Term C, due 12/31/2007                      9,794,594
                                             Frontiervision Operating Partners L.P.:
                  BB     B2      4,724,164      Term A, due 9/30/2005                                        4,706,448
                  BB     Ba2    15,900,400      Term B, due 3/31/2006                                       15,850,711
                  BB+    Ba3     7,500,000   Insight Kentucky Partners, Term B, due 12/31/2007               7,460,940
                  B+     B1     11,500,000   Pegasus Media & Communications, Term, due 4/30/2005            11,538,330
                  NR++   NR++   10,000,000   UCH/HHC Inc., Term B, due 12/31/2004                            9,971,250
                                                                                                        --------------
                                                                                                           234,196,983

Chemicals--5.9%                              Avecia Limited:
                  NR++   NR++    2,965,969      Term B, due 6/30/2007                                        2,958,554
                  NR++   NR++   12,886,562      Term C, due 7/01/2007                                       12,854,346
                  NR++   NR++    3,783,913   CII Carbon LLC, Term, due 6/30/2008                             3,767,358
                  NR++   NR++   11,056,957   Cedar Chemical Corp., Term B, due 10/31/2003                    9,398,414
                  NR++   NR++    4,870,107   Epsillon Products Company, Term B, due 12/31/2004               4,859,977
                                             Huntsman Corp.:
                  BB-    Ba2    11,063,925      Term C, due 12/31/2005                                      11,003,278
                  BB-    Ba2     7,889,822      Term D, due 12/31/2002                                       7,732,026
                                             Huntsman ICI Chemicals LLC:
                  BB     Ba3    16,672,287      Term B, due 6/30/2007                                       16,803,415
                  BB     Ba3    16,672,287      Term C, due 6/30/2008                                       16,803,415
                  NR++   Ba2    12,034,705   Koppers Industries Inc., Term B, due 11/30/2004                12,004,618
                                             Lyondell Petrochemical Co.:
                  Ba3    NR++   11,096,483      Term B, due 6/30/2005                                       11,237,786
                  Ba3    NR++   24,687,500      Term E, due 5/17/2006                                       25,586,964
                  B      B2      7,760,000   Pioneer Americas Acquisition Corp., Term, due 12/05/2006        5,082,800
                  NR++   B1      6,082,193   Texas Petrochemicals Corp., Term B, due 6/30/2004               6,066,987
                                                                                                        --------------
                                                                                                           146,159,938

Computer-Related                             Bridge Information Systems:
Products--1.0%    NR++   NR++    1,846,334      Term, due 5/29/2003                                          1,490,915
                  NR++   NR++   23,741,054      Term B, due 5/29/2005                                       19,348,959
                  NR++   NR++    3,691,406   Stratus Computer, Inc., Term B, due 2/26/2005                   3,691,406
                                                                                                        --------------
                                                                                                            24,531,280

Consumer          NR++   B1      8,175,562   Amscan Holdings, Inc., Axel, due 12/19/2004                     7,521,517
Products--1.6%    BB-    Ba3    13,796,489   Burhmann NV, Term B, due 10/26/2007                            13,840,831
                  B+     B1      4,207,500   Holmes Products Corp., Term B, due 2/05/2007                    4,149,647
                  B      BB      7,967,090   Revlon Consumer Products Corp., Term, due 5/30/2002             7,489,065
                  NR++   NR++    7,191,598   Ritvik Holdings, Term B, due 2/07/2003                          6,202,754
                                                                                                        --------------
                                                                                                            39,203,814

Diversified--0.5% B+     B1     12,685,218   Blount International Inc., Term B, due 6/30/2006               12,751,282

Drilling--0.6%    B+     B1     14,276,276   Key Energy Group, Inc., Term B, due 9/14/2004                  14,309,739




Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P    Moody's    Face                   Senior Secured
Industries      Rating   Rating   Amount          Floating Rate Loan Interests*                               Value
Drug/Proprietary  B+     B1    $ 4,875,000   Duane Reade Co., Term B, due 2/15/2005                     $    4,868,906
Stores--0.6%                                 SDM Corporation:
                  BB     Ba3     5,000,000      Term C, due 2/04/2008                                        5,015,180
                  BB     Ba3     5,000,000      Term E, due 2/04/2009                                        5,015,180
                                                                                                        --------------
                                                                                                            14,899,266

Electronics/      BB     Ba2     4,987,500   Amkor Technology Inc., Term B, due 9/30/2005                    5,022,233
Electrical        B+     B1      7,433,438   Chippac International Co., Ltd., Term B, due 7/31/2006          7,433,437
Components--      NR++   NR++    5,350,000   Communications & Power II Acquisition Corp., Term B, due
4.5%                                         8/11/2002                                                       5,109,250
                  B+     B1      5,057,729   DD Inc., Term B, due 10/31/2003                                 4,994,640
                  B+     NR++    9,960,784   Dynatech LLC, Term B, due 9/30/2007                             9,962,029
                  NR++   NR++    7,661,396   General Cable Corp., Term B, due 6/30/2007                      7,624,287
                  B+     B1      5,000,000   Knowles Electronics Inc., Term B, due 6/29/2007                 4,756,250
                                             Semiconductor Components:
                  BB-    Ba3    14,444,444      Term B, due 8/04/2005                                       14,557,299
                  BB-    Ba3    15,555,556      Term C, due 8/04/2007                                       15,677,091
                  BB-    Ba3     6,000,000      Term D, due 8/04/2007                                        6,012,498
                                             Superior Telecom:
                  B+     Ba3    16,062,401      Term A, due 5/27/2004                                       15,861,620
                  B+     Ba3     7,728,676      Term B, due 11/27/2005                                       7,682,791
                  B      Ba3     6,617,516   Telex Communications, Inc., Term B, due 11/30/2004              5,972,308
                  NR++   B1      2,161,250   Trend Technologies, Inc., Term, due 2/28/2007                   2,139,638
                                                                                                        --------------
                                                                                                           112,805,371

Energy--0.4%                                 Perf-O-Log Inc.:
                  NR++   NR++    1,528,977      Term, due 8/11/2003                                          1,498,397
                  NR++   NR++    4,066,808      Term B, due 8/11/2003                                        3,985,472
                  NR++   NR++    1,221,875      Term C, due 8/11/2003                                        1,197,438
                  NR++   NR++    1,754,464      Term D, due 12/31/2004                                       1,728,147
                  NR++   NR++      701,786      Term E, due 12/31/2004                                         691,259
                                                                                                        --------------
                                                                                                             9,100,713

Environmental                                IT Group Inc.:
Services--0.8%    BB     B1      8,800,000      Term, due 6/08/2007                                          8,770,670
                  BB     B1      3,761,356      Term B, due 6/11/2006                                        3,726,093
                                             URS Corp.:
                  BB     Ba3     3,967,462      Term B, due 6/09/2006                                        3,977,381
                  BB     Ba3     3,967,462      Term C, due 6/09/2007                                        3,977,381
                                                                                                        --------------
                                                                                                            20,451,525

Financial         B      NR++    5,989,485   Lodgian Financing Corp., Term B, due 7/15/2006                  5,779,853
Services--1.1%    NR++   B2      9,912,563   Outsourcing Solutions, Inc., Term B, due 6/01/2006              9,885,719
                  NR++   Ba3    10,575,000   Sovereign Bancorp, Inc., Term, due 12/16/2003                  10,614,656
                                                                                                        --------------
                                                                                                            26,280,228

Food & Kindred                               Snapple Beverage Co.:
Products--0.4%    NR++   NR++    2,659,771      Term B, due 2/25/2006                                        2,670,889
                  NR++   NR++    6,489,841      Term C, due 2/25/2007                                        6,516,968
                                                                                                        --------------
                                                                                                             9,187,857

Funeral Homes &   NR++   Caa1   14,166,667   Prime Succession Inc., Axel, due 8/01/2003                     11,687,500
Parlors--0.7%     B-     NR++    6,535,539   Rose Hills Co., Axel A, due 12/01/2003                          6,159,745
                                                                                                        --------------
                                                                                                            17,847,245


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P    Moody's    Face                   Senior Secured
Industries      Rating   Rating   Amount          Floating Rate Loan Interests*                               Value
Furniture &       B+     Ba3   $ 8,577,778   Sealy Mattress Co., Term A, due 12/15/2002                 $    8,524,166
Fixtures--0.6%                               Simmons Co.:
                  B+     Ba3     2,134,969      Term B, due 10/29/2005                                       2,140,840
                  B+     Ba3     5,343,750      Term C, due 10/29/2006                                       5,358,445
                                                                                                        --------------
                                                                                                            16,023,451

Gaming--1.1%                                 Alliance Gaming Corp.:
                  B      B2     10,108,134      Term B, due 1/31/2005                                        9,248,942
                  B      B2      4,030,798      Term C, due 7/31/2005                                        3,688,180
                                             Isle of Capri Casinos, Inc.:
                  BB-    Ba2     8,246,000      Term B, due 3/01/2006                                        8,293,027
                  BB-    Ba2     7,215,250      Term C, due 3/01/2007                                        7,256,399
                                                                                                        --------------
                                                                                                            28,486,548

Grocery--1.3%     B+     NR++    4,925,000   Big V Supermarkets Inc., Term B, due 8/10/2003                  4,863,437
                  NR++   Ba3     1,287,809   Fred Meyer, Term, due 2/28/2003                                 1,273,666
                  CCC    Caa1   30,852,888   Grand Union Co., Term, due 8/17/2003                           14,629,421
                                             The Pantry Inc.:
                  BB-    B1      4,944,591      Term B, due 1/31/2006                                        4,953,862
                  BB-    B1      1,714,956      Term B-2, due 1/31/2006                                      1,718,172
                  BB-    B1      5,223,750      Term C, due 7/31/2006                                        5,240,074
                                                                                                        --------------
                                                                                                            32,678,632

Health Services-- BB-    B1      1,466,410   Caremark Rx Inc., Term A, due 6/08/2001                         1,394,006
2.3%                                         Community Health Systems, Inc.:
                  NR++   NR++    8,865,942      Term B, due 12/31/2003                                       8,780,058
                  NR++   NR++    8,865,942      Term C, due 12/31/2004                                       8,785,599
                  NR++   NR++      716,852      Term D, due 12/31/2005                                         710,505
                  B+     NR++   14,602,039   Iasis Healthcare Corp., Term B, due 9/30/2006                  14,571,010
                                             Magellen Health Services:
                  B+     B2      1,972,639      Term B, due 2/12/2005                                        1,726,059
                  B+     B2      1,972,639      Term C, due 2/12/2006                                        1,726,059
                  NR++   B1     21,430,303   Total Renal Care, Term, due 3/31/2008                          20,814,182
                                                                                                        --------------
                                                                                                            58,507,478

Hotels & Motels-- NR++   Ba1    21,000,000   Starwood Hotels & Resorts Trust, Term II, due 2/23/2003        21,052,500
5.9%              NR++   NR++    7,369,809   Strategic Holdings Inc., Term, due 11/16/2004                   7,400,519
                                             Wyndam International, Inc.:
                  NR++   NR++   46,000,000      Term, due 6/30/2004                                         45,897,788
                  NR++   NR++   74,000,000      Term, due 6/30/2006                                         72,908,500
                                                                                                        --------------
                                                                                                           147,259,307

Insurance--1.0%                              BRW Acquisition:
                  NR++   NR++    2,450,000      Term B, due 7/09/2006                                        2,425,500
                  NR++   NR++    2,450,000      Term C, due 7/09/2007                                        2,425,500
                                             Willis Corroon Group PLC:
                  BB     Ba2    12,000,000      Term B, due 11/19/2006                                      11,979,996
                  BB     Ba2     4,080,000      Term C, due 11/19/2007                                       4,073,199
                  BB     Ba2     4,080,000      Term D, due 5/19/2008                                        4,073,199
                                                                                                        --------------
                                                                                                            24,977,394

Leasing & Rental  BB-    B1     11,880,000   Anthony Crane Rental L.P., Term, due 7/30/2006                 10,939,496
Services--2.2%    D      B1      6,877,028   MEDIQ PRN Life Support Services, Term, due 6/30/2006            3,008,700
                                             Medical Specialties:
                  NR++   NR++   12,845,455      Axel, due 6/30/2004                                          9,891,000
                  NR++   NR++    4,418,182      Term, due 6/30/2001                                          3,402,000


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P    Moody's    Face                   Senior Secured
Industries      Rating   Rating   Amount          Floating Rate Loan Interests*                               Value
Leasing & Rental  BB-    B1    $ 6,930,000   Nations Rent Inc., Term B, due 7/20/2006                   $    6,901,123
Services          B+     B1      6,878,682   Panavision Inc., Term B, due 3/31/2005                          6,322,658
(concluded)       BB-    NR++   11,910,000   Rent Way Inc., Term B, due 9/30/2006                           11,895,113
                  BB+    Ba2     2,500,000   United Rentals Inc., Term C, due 8/12/2006                      2,468,490
                                                                                                        --------------
                                                                                                            54,828,580

Manufacturing--   NR++   NR++    8,428,571   Channel Master, Term, due 10/10/2005                            8,391,696
2.8%              B+     NR++   20,000,000   Citation Corporation, Term B, due 12/01/2007                   19,725,000
                  NR++   NR++    7,387,170   Environmental Systems Product, Inc., Term B, due 9/30/2005      3,721,287
                  NR++   NR++    4,975,000   Metokote Corp., Term B, due 11/02/2005                          4,987,437
                                             Mueller Industries Inc.:
                  B+     B1      6,187,500      Term B, due 8/16/2006                                        6,196,685
                  B+     B1      6,187,500      Term C, due 8/16/2007                                        6,196,685
                  B+     B1      9,975,000      Term D, due 8/16/2008                                       10,068,516
                                             Terex Corp.:
                  BB-    Ba3     4,829,263      Term B, due 3/06/2005                                        4,830,393
                  BB-    Ba3     4,916,763      Term C, due 3/06/2006                                        4,922,029
                                                                                                        --------------
                                                                                                            69,039,728

Medical                                      Alaris Medical Systems, Inc.:
Equipment--       B+     B1      2,469,600      Term A, due 8/01/2002                                        2,444,904
0.5%              B+     B1      4,091,798      Term B, due 11/01/2003                                       4,076,455
                  B+     B1      4,091,798      Term C, due 11/01/2004                                       4,076,455
                  B+     B1      1,956,540      Term D, due 5/01/2005                                        1,949,203
                                                                                                        --------------
                                                                                                            12,547,017

Metals &          CCC-   B3     19,200,000   AEI Resources Inc., Term B, due 12/31/2004                     17,280,000
Mining--4.2%      NR++   B3     10,010,320   Acme Metals, Inc., Term, due 12/01/2005                         8,318,576
                                             Ispat Inland LP:
                  BB     Ba3    19,110,000      Term B, due 7/15/2005                                       18,601,731
                  BB     Ba3    19,110,000      Term C, due 7/15/2006                                       18,601,731
                  BB-    Ba2    12,063,333   LTV Corporation, Term, due 11/10/2004                          11,912,542
                  BB-    B1     31,000,000   Ormet Corportation, Term, due 8/15/2008                        30,922,500
                                                                                                        --------------
                                                                                                           105,637,080

Other Telecom-                               Pacific Coin:
munications--     NR++   NR++    3,877,201      Acquisition Term, due 12/31/2003+++                          2,035,530
0.2%              NR++   NR++    1,488,898      Term A, due 12/31/2002+++                                      781,671
                  NR++   NR++    2,644,951      Term B, due 12/31/2004+++                                    1,388,599
                                                                                                        --------------
                                                                                                             4,205,800

Packaging--1.3%   NR++   NR++   18,941,664   Dr. Pepper, Term B, due 10/07/2007                             18,944,295
                  B+     B1     14,775,000   Graham Packaging Co., Term D, due 1/31/2007                    14,753,458
                                                                                                        --------------
                                                                                                            33,697,753

Paging--0.4%      CC     B2     10,699,116   PageNet Finance, Inc., Revolving Credit, due 12/31/2004         8,842,060

Paper--6.3%       NR++   NR++    6,418,750   Cellular Tissue, Term C, due 3/24/2005                          6,162,000
                  NR++   CCC1    7,879,498   Crown Paper Co., Term B, due 8/22/2003                          7,554,468
                  B+     Ba3     7,286,545   Jefferson Smurfit Company/Container Corp. of America,
                                             Term B, due 3/24/2006                                           7,301,575
                  BB     Ba2    15,097,500   Pacifica Papers Inc., Term B, due 3/12/2006                    15,172,988
                  NR++   B2      6,500,000   Repap Brunswick, Term B, due 6/01/2004                          6,386,250
                                             Riverwood International Inc.:
                  B      B1      9,381,313      Term A, due 2/28/2003                                        9,351,996
                  B      B1     24,407,202      Term B, due 2/28/2004                                       24,493,652
                  B      B1      8,743,225      Term C, due 8/28/2004                                        8,774,193


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P    Moody's    Face                   Senior Secured
Industries      Rating   Rating   Amount          Floating Rate Loan Interests*                               Value
Paper                                        Stone Container Corp.:
(concluded)       B+     Ba3   $17,899,729      Term C, due 10/01/2003                                  $   17,959,388
                  B+     Ba3     7,920,018      Term E, due 10/01/2003                                       7,946,289
                  B+     Ba3    11,241,043      Term F, due 12/31/2005                                      11,271,776
                  B+     Ba3    12,373,148      Term G, due 12/31/2006                                      12,379,780
                  B+     Ba3    13,723,333      Term H, due 12/31/2007                                      13,730,689
                                             Stronghaven:
                  NR++   NR++    9,050,956      Term B, due 5/15/2004                                        7,693,313
                  NR++   NR++    1,652,249      Term C, due 5/15/2004                                        1,404,412
                                                                                                        --------------
                                                                                                           157,582,769

Petroleum         NR++   Ba3     9,444,790   Clark Refining & Marketing, Inc., Term, due 11/15/2004          7,807,696
Refineries--0.3%
Pharmaceuticals--                            Dade Behring Inc.:
0.6%              B+     Ba3     4,937,563      Term B, due 6/30/2006                                        4,521,395
                  B+     Ba3     4,937,563      Term C, due 6/30/2007                                        4,521,395
                  NR++   NR++    7,110,016   Endo Pharmaceuticals, Term B, due 6/30/2004                     6,967,815
                                                                                                        --------------
                                                                                                            16,010,605

Printing &                                   Advanstar Communications Inc.:
Publishing--4.1%  B+     Ba3    14,722,321      Term B, due 4/30/2005                                       14,717,728
                  B+     Ba3     5,914,911      Term C, due 6/30/2007                                        5,920,459
                  NR++   NR++   13,745,237   Enterprise News Media, Term B, due 6/30/2005                   13,710,873
                                             Trader.com:
                  NR++   NR++    4,181,596      Term B, due 12/31/2006                                       4,150,234
                  NR++   NR++    2,818,404      Term C, due 12/31/2007                                       2,797,266
                  NR++   Ba1    10,000,000   Hollinger International Publishing Inc.,
                                             Term B, due 12/31/2004                                         10,018,750
                  NR++   B1      5,000,000   Liberty Group Operating, Term B, due 3/31/2007                  5,000,000
                                             Primedia:
                  NR++   NR++    1,456,000      Revolving Credit, due 6/30/2004                              1,426,880
                  BB-    NR++    7,200,000      Term, due 6/30/2004                                          7,038,000
                  BB-    NR++    4,975,000      Term B, due 7/31/2004                                        4,962,563
                  NR++   NR++    3,983,791   Reiman Publications, Term B, due 12/01/2005                     3,999,559
                  NR++   B1     21,963,333   Vertis, Term B, due 12/06/2008                                 21,963,333
                  B+     Ba3     5,818,040   Ziff-Davis Inc., Term B, due 3/31/2007                          5,823,131
                                                                                                        --------------
                                                                                                           101,528,776

Property          NR++   B1      4,950,000   Meditrust Co., Term D, due 7/17/2001                            4,554,000
Management--      NR++   Ba3    35,000,000   NRT Inc., Term, due 7/31/2004                                  34,781,250
2.4%                                         Prison Realty Trust Inc.:
                  B      B3      1,150,471      Term B, due 12/31/2002                                       1,018,167
                  B      B3     20,649,399      Term C, due 12/31/2002                                      18,274,718
                                                                                                        --------------
                                                                                                            58,628,135

Restaurants &                                Domino's & Bluefence:
Food Service--    B+     B1      6,430,522      Term B, due 12/21/2006                                       6,459,460
0.5%              B+     B1      6,440,602      Term C, due 12/21/2007                                       6,470,118
                                                                                                        --------------
                                                                                                            12,929,578

Retail            NR++   B1      5,704,000   Advanced Store Company, Term B, due 4/15/2006                   5,675,480
Specialty--0.2%


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P    Moody's    Face                   Senior Secured
Industries      Rating   Rating   Amount          Floating Rate Loan Interests*                               Value
Textile Mill                                 Joan Fabrics Corp.:
Products--0.6%    NR++   NR++  $ 2,369,846      Term B, due 6/30/2005                                   $    2,337,260
                  NR++   NR++    1,227,725      Term C, due 6/30/2006                                        1,210,844
                  NR++   NR++   10,292,388   Tartan Textiles, Term B, due 5/01/2005                         10,215,195
                                                                                                        --------------
                                                                                                            13,763,299

Tower             BB-    B1     25,000,000   American Towers, Inc., Term B, due 12/03/2007                  25,139,200
Construction      BB-    Ba3    16,900,000   Crown Castle International Corporation, Term B,
& Leasing--2.3%                              due 3/31/2008                                                  16,948,114
                  NR++   NR++   15,000,000   Spectrasite Communications, Term B, due 6/30/2006              15,033,750
                                                                                                        --------------
                                                                                                            57,121,064

Transportation--  BB+    Ba1     5,000,000   Kansas City Southern Railroad, Term B, due 12/29/2006           5,025,780
Services--0.9%    BB-    Ba3     1,955,188   Motorcoach, Term B, due 6/15/2006                               1,798,773
                  B+     B1      7,960,000   North American Van Lines Inc., Term B, due 11/18/2007           7,283,400
                                             Travel Centers of America:
                  BB-    Ba2     3,943,573      Term, due 3/27/2005                                          3,954,252
                  BB-    Ba2     3,473,620      Term A, due 3/27/2005                                        3,483,027
                                                                                                        --------------
                                                                                                            21,545,232

Utilities--0.6%   NR++   NR++    7,500,000   AES Texas Funding II, Term, due 5/19/2001                       7,494,142
                  BBB-   Ba1     8,500,000   Western Resources Inc., Term B, due 3/17/2003                   8,517,706
                                                                                                        --------------
                                                                                                            16,011,848

Waste                                        Allied Waste North America Inc.:
Management--      BB     Ba3    10,000,000      Term A, due 6/30/2005                                        9,457,690
3.1%              BB     Ba3    31,818,182      Term B, due 6/30/2006                                       30,551,309
                  BB     Ba3    38,181,818      Term C, due 6/30/2007                                       36,661,571
                                                                                                        --------------
                                                                                                            76,670,570

Wired             NR++   Ba1    30,000,000   Cincinnati Bell Inc., Term B, due 9/29/2004                    29,831,250
Telecommun-       NR++   NR++    9,085,366   E. Spire Communication, Term C, due 1/31/2003                   8,381,250
ications--3.5%    B-     B3     23,333,333   Teligent Inc., Term, due 7/01/2002                             22,127,770
                  BB-    Ba3    10,000,000   Valor Telecommunications, Term B, due 6/30/2008                10,000,000
                  NR++   B2     16,500,000   WCI Capital Corp., Term B, due 9/30/2007                       16,118,438
                                                                                                        --------------
                                                                                                            86,458,708

Wireless                                     American Cellular Corp.:
Telecommun-       B+     Ba3    10,500,000      Term B, due 3/31/2008                                       10,497,081
ications--9.8%    B+     Ba3    12,000,000      Term C, due 3/31/2009                                       11,996,664
                                             Centennial Cellular Operating Co.:
                  B+     B1      2,743,056      Term A (PR), due 11/30/2006                                  2,729,768
                  B+     B1      2,256,944      Term A (US), due 11/30/2006                                  2,246,012
                  NR++   NR++    4,931,000   Clearnet Communications, Term R, due 7/02/2007                  4,918,672
                                             Dobson/Sygnet Operating Co.:
                  NR++   B3      2,541,654      Term A due 9/23/2006                                         2,526,297
                  NR++   B3     11,720,092      Term B, due 3/23/2007                                       11,721,135
                  NR++   B3     10,158,868      Term C, due 12/23/2007                                      10,165,218
                                             Nextel Communications, Inc.:
                  BB-    Ba2    28,500,000      Term B, due 6/30/2008                                       28,654,385
                  BB-    Ba2    28,500,000      Term C, due 12/31/2008                                      28,654,385
                  BB-    Ba2    31,372,250      Term D, due 3/31/2009                                       31,243,906
                                             PowerTel PCS, Inc.:
                  NR++   NR++   14,413,935      Term, due 12/31/2004                                        14,386,909
                  NR++   NR++    3,000,000      Term B, due 12/31/2006                                       2,998,125
                                             Rural Cellular Corp.:
                  B+     B1      3,000,000      Term B, due 10/03/2008                                       2,999,064
                  B+     B1      3,000,000      Term C, due 4/03/2009                                        2,999,064


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (CONCLUDED)
                 S&P    Moody's    Face                   Senior Secured
Industries      Rating   Rating   Amount          Floating Rate Loan Interests*                               Value
Wireless          NR++   B2   $ 15,000,000   TeleCorp PCS, Term B, due 1/15/2008                        $   14,984,370
Telecommun-       NR++   B2     10,000,000   Tritel PCS Inc., Term B, due 12/31/2007                        10,030,000
ications                                     VoiceStream PCS Holdings Corp.:
(concluded)       B+     B1     29,000,000      Tranche A Vendor Facility, due 6/30/2009                    28,774,438
                  B+     B1     22,000,000      Term B, due 1/25/2009                                       21,926,674
                                                                                                        --------------
                                                                                                           244,452,168

                                             Total Senior Secured Floating Rate Loan Interests
                                             (Cost--$2,452,897,306)--95.7%                               2,385,569,016

                                   Shares
                                    Held               Warrants & Agreements

Cable Television Services--0.0%        707   Classic Cable, Inc. (a)                                                 0

Drilling--0.0%                      12,250   Rigco North America (a)                                                 0

General Merchandise              2,178,603   Just For Feet, Inc. (b)                                             3,528
Stores--0.0%

                                             Total Investments in Warrants & Agreements
                                             (Cost--$2,178,603)--0.0%                                            3,528

                                   Face
                                  Amount                Short-Term Securities

Commercial                     $67,756,000   General Motors Acceptance Corp., 6.69% due 9/01/2000           67,756,000
Paper**---2.7%

US Government Agency            20,000,000   Federal Home Loan Banks, 6.39% due 9/06/2000                   19,982,250
Obligations**--0.8%
                                             Total Investments in Short-Term Securities
                                             (Cost--$87,738,250)--3.5%                                      87,738,250

Total Investments (Cost--$2,542,814,159)--99.2%                                                          2,473,310,794

Other Assets Less Liabilities--0.8%                                                                         19,280,162
                                                                                                        --------------
Net Assets--100.0%                                                                                      $2,492,590,956
                                                                                                        ==============


(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Agreement represents an obligation by Just For Feet, Inc. to pay an amount to the Fund on April 30, 2002, contingent upon the earnings before income taxes and depreciation of Just For Feet, Inc.
as of January 31, 2002.
*The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Not Rated.
+++Non-income producing security.
Ratings of issues shown have not been audited by Deloitte &Touche
LLP.

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2000
Assets:             Investments, at value (identified cost--$2,542,814,159)                             $  2,473,310,794
                    Cash                                                                                       4,522,614
                    Receivables:
                      Interest                                                       $     24,035,330
                      Capital shares sold                                                   1,743,729
                      Commitment fees                                                           7,679         25,786,738
                                                                                     ----------------
                    Prepaid registration fees and other assets                                                   529,222
                                                                                                        ----------------
                    Total assets                                                                           2,504,149,368
                                                                                                        ----------------

Liabilities:        Payables:
                      Dividends to shareholders                                             6,138,928
                      Investment adviser                                                    1,609,743
                      Administrator                                                           423,617
                      Securities purchased                                                     34,722          8,207,010
                                                                                     ----------------
                    Deferred income                                                                            1,424,951
                    Accrued expenses and other liabilities                                                     1,926,451
                                                                                                        ----------------
                    Total liabilities                                                                         11,558,412
                                                                                                        ----------------

Net Assets:         Net assets                                                                          $  2,492,590,956
                                                                                                        ================

Net Assets          Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:         authorized                                                                          $     26,382,070
                    Paid-in capital in excess of par                                                       2,641,759,228
                    Accumulated realized capital losses on investments--net                                (104,646,746)
                    Unrealized depreciation on investments--net                                             (70,903,596)
                                                                                                        ----------------
                    Net Assets--Equivalent to $9.45 per share based on 263,820,699
                    shares of capital stock outstanding                                                 $  2,492,590,956
                                                                                                        ================

                    See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (CONTINUED)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 2000
Investment          Interest and discount earned                                                        $    261,152,093
Income:             Facility and other fees                                                                    4,380,479
                                                                                                        ----------------
                    Total income                                                                             265,532,572
                                                                                                        ----------------

Expenses:           Investment advisory fees                                         $     26,532,242
                    Administrative fees                                                     6,982,169
                    Transfer agent fees                                                     1,371,723
                    Accounting services                                                       509,467
                    Professional fees                                                         427,621
                    Tender offer costs                                                        422,035
                    Assignment fees                                                           139,682
                    Registration fees                                                         134,840
                    Borrowing costs                                                            81,332
                    Custodian fees                                                             46,608
                    Printing and shareholder reports                                           30,611
                    Directors' fees and expenses                                               29,219
                    Other                                                                      73,977
                                                                                     ----------------
                    Total expenses                                                                            36,781,526
                                                                                                        ----------------
                    Investment income--net                                                                   228,751,046
                                                                                                        ----------------

Realized &          Realized loss on investments--net                                                       (72,950,213)
Unrealized Loss on  Change in unrealized depreciation on investments--net                                    (9,089,484)
Investments--                                                                                           ----------------
Net:                Net Increase in Net Assets Resulting from Operations                                $    146,711,349
                                                                                                        ================


                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (CONTINUED)

Statements of Changes in Net Assets

                                                                                                    For the Year
                                                                                                Ended August 31,
Increase (Decrease) in Net Assets:                                                          2000               1999
Operations:         Investment income--net                                           $    228,751,046   $    217,406,642
                    Realized loss on investments--net                                    (72,950,213)       (21,656,805)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                      (9,089,484)       (59,345,622)
                                                                                     ----------------   ----------------
                    Net increase in net assets resulting from operations                  146,711,349        136,404,215
                                                                                     ----------------   ----------------

Dividends to        Investment income--net                                              (228,751,698)      (217,477,740)
Shareholders:                                                                        ----------------   ----------------
                    Net decrease in net assets resulting
                    from dividends to shareholders                                      (228,751,698)      (217,477,740)
                                                                                     ----------------   ----------------

Capital Share       Net decrease in net assets resulting from capital
Transactions:       share transactions                                                  (571,235,099)      (138,092,263)
                                                                                     ----------------   ----------------

Net Assets:         Total decrease in net assets                                        (653,275,448)      (219,165,788)
                    Beginning of year                                                   3,145,866,404      3,365,032,192
                                                                                     ----------------   ----------------
                    End of year*                                                     $  2,492,590,956   $  3,145,866,404
                                                                                     ================   ================

                    *Undistributed investment income--net                            $             --   $            652
                                                                                     ================   ================

                    See Notes to Financial Statements.




Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (CONTINUED)

Statement of Cash Flows
                                                                                                      For the Year Ended
                                                                                                         August 31, 2000
Cash Provided by    Net increase in net assets resulting from operations                                $    146,711,349
Operating           Adjustments to reconcile net increase in net assets resulting from operations
Activities:         to net cash provided by operating activities:
                      Increase in receivables                                                                  (951,798)
                      Increase in other assets                                                                   (7,677)
                      Decrease in other liabilities                                                            (819,957)
                      Realized and unrealized loss on investments--net                                        82,039,697
                      Amortization of discount                                                              (14,519,949)
                                                                                                        ----------------
                    Net cash provided by operating activities                                                212,451,665
                                                                                                        ----------------

Cash Provided by    Proceeds from principal payments and sales of loan interests                           1,968,019,589
Investing           Purchases of loan interests                                                          (1,537,640,293)
Activities:         Purchases of short-term investments                                                 (21,869,752,226)
                    Proceeds from sales and maturities of short-term investments                          22,025,656,004
                                                                                                        ----------------
                    Net cash provided by investing activities                                                586,283,074
                                                                                                        ----------------

Cash Used for       Cash receipts on capital shares sold                                                     208,075,985
Financing           Cash payments on capital shares tendered                                               (879,627,643)
Activities:         Dividends paid to shareholders                                                         (124,979,545)
                                                                                                        ----------------
                    Net cash used for financing activities                                                 (796,531,203)
                                                                                                        ----------------

Cash:               Net increase in cash                                                                       2,203,536
                    Cash at beginning of year                                                                  2,319,078
                                                                                                        ----------------
                    Cash at end of year                                                                 $      4,522,614
                                                                                                        ================

Non-Cash            Capital shares issued in reinvestment of dividends paid to shareholders             $    102,473,392
Financing                                                                                               ================
Activities:
                    See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (CONCLUDED)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999      1998      1997       1996
Per Share           Net asset value, beginning of year                $   9.73   $   9.97  $  10.02  $   9.99   $  10.02
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .77        .65       .68       .68        .66
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.28)      (.24)     (.05)       .03      (.03)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .49        .41       .63       .71        .63
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net           (.77)      (.65)     (.68)     (.68)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.45   $   9.73  $   9.97  $  10.02   $   9.99
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.44%      4.23%     6.47%     7.23%      6.53%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 1.31%      1.33%     1.35%     1.32%      1.34%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.31%      1.33%     1.40%     1.33%      1.34%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               8.17%      6.59%     6.79%     6.72%      6.54%
                                                                      ========   ========  ========  ========   ========

Leverage:           Average amount of borrowings outstanding
                    during the year (in thousands)                          --         --  $ 24,299  $  4,409         --
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    per share during the year                               --         --  $    .08  $    .02         --
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in millions)             $  2,493   $  3,146  $  3,365  $  2,992   $  2,946
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  59.59%     60.06%    69.59%    74.00%     80.20%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at August 31, 2000 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory and Administrative
Services Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Management, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of
 .95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLIM whereby MLIM will receive a fee equal to an annual rate of .25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 2000, FAM Distributors, Inc. (FAMD), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $4,217,804 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $1,537,675,015 and $1,968,019,589, respectively.

Net realized gains (losses) for the year ended August 31, 2000 and net unrealized losses as of August 31, 2000 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Losses

Loan interests                  $(72,952,316)  $(69,503,365)
Short-term investments                  2,103             --
Unfunded loan interests                    --    (1,400,231)
                                 ------------   ------------
Total                           $(72,950,213)  $(70,903,596)
                                 ============   ============

As of August 31, 2000, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $69,534,661, of which $6,414,625 is related to appreciated securities and $75,949,286 is related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $2,542,845,455.


4. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                  Dollar
August 31, 2000                       Shares        Amount

Shares sold                        21,461,971  $ 205,919,152
Shares issued to share-
holders in reinvestment
of dividends                       10,690,439    102,473,392
                               --------------  -------------
Total issued                       32,152,410    308,392,544
Shares tendered                  (91,586,847)  (879,627,643)
                               --------------  -------------
Net decrease                     (59,434,437) $(571,235,099)
                               ==============  =============

For the Year Ended                                  Dollar
August 31, 1999                       Shares        Amount

Shares sold                        50,310,746  $ 495,433,815
Shares issued to share-
holders in reinvestment
of dividends                       10,519,160    103,371,180
                               --------------  -------------
Total issued                       60,829,906    598,804,995
Shares tendered                  (74,992,308)  (736,897,258)
                               --------------  -------------
Net decrease                     (14,162,402) $(138,092,263)
                               --------------  -------------



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


5. Unfunded Loan Interests:
As of August 31, 2000, the Fund had unfunded loan commitments of $30,072,914, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                  Unfunded
                                 Commitment
Borrower                       (in thousands)

Arena Brands, Inc.               $    1,458
KSL Recreation Group, Inc.            8,437
Metro-Goldwyn-Mayer Co.               6,000
PageNet Finance, Inc.                 3,634
Primedia                             10,544

6. Short-Term Borrowings:
On July 1, 2000, the Fund became a party to a $1,000,000,000 credit agreement dated as of December 3, 1999 among certain other funds managed by MLIM and its affiliates, Bank of America, N.A., and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of
 .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America, N.A. The Fund did not borrow under this facility, or under its former credit facility with The Bank of New York during the year ended August 31, 2000.

For the year ended August 31, 2000, the facility and commitment fees paid by the Fund aggregated approximately $81,000.


7. Capital Loss Carryforward:
At August 31, 2000, the Fund had a net capital loss carryforward of approximately $40,874,000, of which $1,471,000 expires in 2004; $3,279,000 expires in 2005, $4,468,000 expires in 2006; $3,366,000 expires in 2007; and $28,290,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund began a quarterly tender offer on October 17, 2000 which concludes on November 14, 2000.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 2000, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian, broker and financial intermediaries; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 2000, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 17, 2000


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 2000


PORTFOLIO PROFILE (UNAUDITED)


As of August 31, 2000


                                    Percent of
Ten Largest Holdings               Total Assets

Wyndam International, Inc.             4.7%
Charter Communications Holdings        3.6
Nextel Communications, Inc.            3.5
Allied Waste North America Inc.        3.1
Stone Container Corp.                  2.5
VoiceStream PCS Holdings Corp.         2.0
Century Cable LLC                      2.0
Riverwood International Corp.          1.7
Ispat Inland LP                        1.5
Lyondell Petrochemical Co.             1.5



                                     Percent of
Five Largest Industries             Total Assets

Wireless Telecommunications              9.8%
Cable Television Services                9.4
Paper                                    6.3
Hotels & Motels                          5.9
Chemicals                                5.8

                                     Percent of
Quality Rating                       Long-Term
S&P/Moody's                         Investments

BBB/Baa                                  0.4%
BB/Ba                                   49.2
B/B                                     25.3
CCC/Caa                                  1.4
NR (Not Rated)                          23.7



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863